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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (date of earliest event reported):  October 25, 1996

Commission File Number:            033-302068
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                      AUTONOMOUS TECHNOLOGIES CORPORATION
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            (Exact name of registrant as specified in its charter)


                  FLORIDA                               59-2554729
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     (State or other Jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

              520 N. SEMORAN BLVD., SUITE 180, ORLANDO, FL 32807
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                   (Address of principal executive offices)


                                (407) 282-1262
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events

The Company has filed certain legal actions against VISX, Inc. and Pillar Point Partners asserting claims of non-infringement and unenforceability with regard to patents held by the respective defendants in the field of excimer laser shaping of the cornea. The Company's press release in the matter is attached as
Exhibit I.

Item 7.  Financial Statements & Exhibits
         Exhibits

EX99.1   Press Release issued October 25, 1996 by the Registrant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUTONOMOUS TECHNOLOGIES CORPORATION

                                                          /s/Randy W. Frey
                                     _____________________________________
                                     Randy W. Frey, Chairman of the Board,
                                     President and Chief Executive Officer

Dated:  October 25, 1996

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